Exhibit 10.1

FOMO CORP.

Debt Schedule

01-06-2021

					Estimated
Reference #	Lender	Origination	Maturity	Amount	Interest	%

Note #5	Jabro 1	7/23/2018	4/30/2019	21,000	6,878	12%	passed away; no contact move to other or write-off
Note #6	Jabro 2	10/01/18	7/15/2019	11,500	3,340	12%	passed away; no contact move to other or write-off
Note #9	Other	3/16/2017	4/1/2018	10,000	4,049	12%	will be moved to other or write-off, no documentation/contact
Note #10	Tri-Bridge	3/15/2019	9/15/2019	2,286	582	12%	Rule 144 seasoned
Note #11	PowerUp 11	7/9/2019	4/30/2020	35,000	12,164	22%	Rule 144 seasoned
Note #12	GS Capital	9/6/2019	9/6/2020	28,900	11,005	24%	Rule 144 seasoned
Note #13	GS Capital	11/21/2019	11/21/2020	18,000	5,553	24%	Rule 144 seasoned
Note #14	PowerUp 12	11/21/2019	11/21/2020	18,000	5,079	22%	Rule 144 seasoned
Note #15	Auctus	10/28/2020	10/28/2021	115,000	3,305	12%	Has buyout option, not seasoned

			Total	$259,686	$48,651

Excluding Jabro 1-2 and Other:

Note #10	Tri-Bridge	3/15/2019	9/15/2019	2,286	582	12%	Rule 144 seasoned
Note #11	PowerUp 11	7/9/2019	4/30/2020	35,000	12,164	22%	Rule 144 seasoned
Note #12	GS Capital	9/6/2019	9/6/2020	28,900	11,005	24%	Rule 144 seasoned
Note #13	GS Capital	11/21/2019	11/21/2020	18,000	5,553	24%	Rule 144 seasoned
Note #14	PowerUp 12	11/21/2019	11/21/2020	18,000	5,079	22%	Rule 144 seasoned
Note #15	Auctus	10/28/2020	10/28/2021	115,000	3,305	12%	Has buyout option, not seasoned

			Total	$217,186	$34,383

Aged Debt Excluding Jabro 1-2 and Other:

Note #10	Tri-Bridge	3/15/2019	9/15/2019	2,286	582	12%	Rule 144 seasoned
Note #11	PowerUp 11	7/9/2019	4/30/2020	35,000	12,164	22%	Rule 144 seasoned
Note #12	GS Capital	9/6/2019	9/6/2020	28,900	11,005	24%	Rule 144 seasoned
Note #13	GS Capital	11/21/2019	11/21/2020	18,000	5,553	24%	Rule 144 seasoned
Note #14	PowerUp 12	11/21/2019	11/21/2020	18,000	5,079	22%	Rule 144 seasoned

			Total	$102,186	$34,383